Exhibit 99.1

Cardlytics Announces First Quarter 2018 Financial Results
Atlanta, GA – May 10, 2018 – Cardlytics, Inc., (NASDAQ: CDLX), a purchase intelligence platform that helps make marketing more relevant and measurable, today announced financial results for the first quarter ended March 31, 2018.
“We generated solid first quarter results, with 31% year-over-year growth in Cardlytics Direct revenue," said Scott Grimes, CEO & Co-Founder of Cardlytics. “Cardlytics Direct delivers growth by leveraging purchase intelligence to find valuable customers and understand precisely the return on a marketer's investment. This is especially critical in the rapidly changing retail environment, and we believe it positions us well as we continue to grow our base of marketers."
“We are pleased to announce the signing of an agreement for a national launch with JPMorgan Chase,” said Lynne Laube, COO & Co-Founder of Cardlytics. “The addition of Chase to the Cardlytics purchase intelligence platform will further strengthen our ability to provide powerful, actionable insights for our marketer clients and then act on these insights at scale.”
First Quarter 2018 Financial Results

•	Total revenue was $32.7 million, an increase of 22% year-over-year compared to $26.9 million in the first quarter of 2017.

•	Cardlytics Direct revenue was $32.1 million, an increase of 31% compared to $24.5 million in the first quarter of 2017.

•
GAAP net loss was $(20.1) million, or $(1.54) per share based on 13.1 million weighted-average common shares outstanding, compared to a loss of $(12.5) million, or $(4.80) per share based on 2.6 million weighted-average common shares outstanding in the first quarter of 2017.

•	Adjusted contribution, a non-GAAP metric, was $14.2 million compared to $10.6 million in the first quarter of 2017.

•	Adjusted EBITDA, a non-GAAP metric, was a loss of $(3.1) million compared to a loss of $(4.9) million in the first quarter of 2017.

•
Non-GAAP net loss was $(6.1) million, or $(0.35) per share based on 17.6 million non-GAAP weighted-average common shares outstanding, compared to a loss of $(8.7) million, or $(0.75) per share based on 11.6 million non-GAAP weighted-average common shares outstanding in the first quarter of 2017.

“We had several important drivers impacting revenue growth. These include MAU growth, growth in new and existing marketers, and improved engagement enhancements with our banks,” said David Evans, CFO of Cardlytics. "With the announcement that Chase will be coming onto our platform, we are very excited about the longer-term prospects for the business."
Key Metrics

•	FI MAUs were 58.7 million, an increase of 13% compared to 51.9 million in the first quarter of 2017.

•	ARPU was $0.55 compared to $0.47 in the first quarter of 2017.
Definitions of FI MAUs and ARPU are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
2018 Financial Expectations
Cardlytics anticipates revenue and non-GAAP adjusted EBITDA to be in the following ranges for the periods indicated (in millions):

	Q2 2018	Full year 2018
Revenue	$34.0 - 35.0	$153.0 - 156.0
Non-GAAP adjusted EBITDA(1)(2)	$(4.2) - (4.0)	$(18.0) - (16.0)
Estimated Non-GAAP weighted-average common shares outstanding, basic and diluted	20.3	20.1

(1)
With respect to our expectations above under the caption “2018 Financial Expectations,” a reconciliation of adjusted EBITDA to net loss on a forward looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure. We have provided a reconciliation of historical non-GAAP financial measures to the most comparable GAAP measures in the financial statement tables included in this press release.

(2)
The adjusted EBITDA expectations for the full year of 2018 includes the impact of an anticipated $2.0 million expense in the second half of 2018 related to an expected shortfall in meeting a minimum FI Share commitment.

Earnings Teleconference Information
Cardlytics will discuss its first quarter 2018 financial results during a teleconference today, May 10, 2018, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 1988047. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on May 17, 2018 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 1988047. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) uses purchase intelligence to make marketing more relevant and measurable. We partner with more than 2,000 financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, Chicago and San Francisco. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements:
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to our financial guidance for the second quarter of 2018 and full year 2018, and the impact of our agreement with JPMorgan Chase on our business. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: our financial performance, including our revenue, margins, costs, expenditures, growth rates and operating expenses, and our ability to sustain revenue growth, generate positive cash flow and become profitable; risks related to our substantial dependence on its Cardlytics Direct product; risks related to our substantial dependence on Bank of America, N.A. and a limited number of other financial institution (“FI”) partners; risks related to our ability to successfully implement Cardlytics Direct for JPMorgan Chase customers and maintain a relationship with JPMorgan Chase; the amount and timing of budgets by advertisers, which are affected by budget cycles, economic conditions and other factors; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new FI partners and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing financial institutions and retailers, and develop and launch new services and features; our significant amount of debt, which may affect our ability to operate the business and secure additional financing in the future, and other risks detailed in the “Risk Factors” section of our Form 10-K filed with the Securities and Exchange Commission on March 19, 2018 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change.  We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP loss per share as well as certain other performance metrics, such as FI monthly active users (“FI MAUs”) and average revenue per user (“ARPU”).
A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented adjusted contribution, adjusted EBITDA, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. We define adjusted contribution as our revenue less our FI Share and other third-party costs excluding non-cash equity expense recognized in FI Share and amortization and impairment of deferred FI implementation costs. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization; stock-based compensation expense; change in fair value of warrant liabilities; change in fair value of convertible promissory notes; foreign currency (gain) loss; loss on extinguishment of debt; costs associated with financing events; restructuring costs; amortization and impairment of deferred FI implementation costs; termination of U.K. agreement expense; and non-cash equity expense recognized in FI Share. We define non-GAAP net loss as our net loss before stock-based compensation expense; change in fair value of warrant liabilities; change in fair value of convertible promissory notes; foreign currency (gain) loss; loss on extinguishment of debt; costs associated with financing events; restructuring costs; termination of U.K. agreement expense and non-cash equity expense recognized in FI Share. Notably, any expense we accrue related to minimum FI Share commitments in connection with agreements with certain FI partners we do not add back to net loss in order to calculate adjusted EBITDA. We define non-GAAP net loss per share as non-GAAP net loss divided by non-GAAP weighted-average common shares outstanding, basic and diluted, which includes our GAAP weighted-average common shares outstanding, basic and diluted, and our weighted-average preferred shares outstanding, assuming conversion.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.
We define FI MAUs as customers or accounts of our FI partners that logged in and visited the online or mobile banking applications of, or opened an email from, our FI partners during a monthly period. We then calculate a monthly average of FI MAUs for the periods presented above. We define ARPU, as the total GAAP Cardlytics Direct revenue generated in the applicable period, divided by the average number of FI MAUs in the applicable period.

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands)

	March 31, 2018	December 31, 2017
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$89,785	$21,262
Accounts receivable, net	39,907	48,348
Other receivables	2,748	2,898
Prepaid expenses and other assets	3,658	2,121
Total current assets	$136,098	$74,629
PROPERTY AND EQUIPMENT, net	7,363	7,319
INTANGIBLE ASSETS, net	359	528
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, net	880	433
DEFERRED FI IMPLEMENTATION COSTS, net	12,119	13,625
OTHER LONG-TERM ASSETS	988	4,224
Total assets	$157,807	$100,758
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
CURRENT LIABILITIES:
Accounts payable	$1,783	$1,554
Accrued liabilities:
Accrued compensation	3,263	4,638
Accrued expenses	3,918	4,615
FI Share liability	21,376	23,914
Consumer Incentive liability	6,949	7,242
Deferred billings	189	132
Short-term warrant liability	17,666	—
Short-term debt:
Line of credit	25,634	—
Capital leases	23	44
Total current liabilities	$80,801	$42,139
LONG-TERM LIABILITIES:
Deferred liabilities	$3,554	$3,670
Long-term warrant liability	—	10,230
Long-term debt, net of current portion:
Line of credit	—	25,081
Term loan	32,842	31,830
Capital leases	52	57
Total long-term liabilities	$36,448	$70,868
TOTAL REDEEMABLE CONVERTIBLE PREFERRED STOCK	$—	$196,437
STOCKHOLDERS’ (DEFICIT) EQUITY:
Common stock	$7	$—
Additional paid-in capital	328,493	58,693
Accumulated other comprehensive income	558	1,066
Accumulated deficit	(288,500)	(268,445)
Total stockholders’ (deficit) equity	40,558	(208,686)
Total liabilities and stockholders’ (deficit) equity	$157,807	$100,758

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands except per share amounts)

	Three Months Ended March 31,
	2018	2017
REVENUE	$32,713	$26,881
COSTS AND EXPENSES:
FI Share and other third-party costs	21,420	16,677
Delivery costs	1,943	1,553
Sales and marketing expense	8,216	7,232
Research and development expense	3,459	3,013
General and administration expense	6,582	4,689
Depreciation and amortization expense	910	765
Total costs and expenses	42,530	33,929
OPERATING LOSS	(9,817)	(7,048)
OTHER INCOME (EXPENSE):
Interest expense, net	(1,749)	(2,644)
Change in fair value of warrant liabilities, net	(9,172)	(327)
Change in fair value of convertible promissory notes	—	(383)
Change in fair value of convertible promissory notes—related parties	—	(2,223)
Other income, net	683	162
Total other expense	(10,238)	(5,415)
LOSS BEFORE INCOME TAXES	(20,055)	(12,463)
INCOME TAX BENEFIT	—	—
NET LOSS	$(20,055)	$(12,463)
Adjustments to the carrying value of redeemable convertible preferred stock	(157)	(244)
Net loss attributable to common stockholders	$(20,212)	$(12,707)
Net loss per share attributable to common stockholders, basic and diluted	$(1.54)	$(4.80)
Weighted-average common shares outstanding, basic and diluted	13,093	2,645

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2018	2017
Delivery costs	$85	$41
Sales and marketing expense	943	344
Research and development expense	470	171
General and administration expense	1,402	427
Total stock-based compensation expense	$2,900	$983

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,055)	$(12,463)
Adjustments to reconcile net loss to net cash used in operating activities:
Change in allowance for doubtful accounts	(32)	(4)
Depreciation and amortization	910	765
Amortization of financing costs charged to interest expense	140	148
Accretion of debt discount and non-cash interest expense	1,500	2,307
Stock compensation expense	2,900	983
Change in the fair value of warrant liabilities, net	9,172	327
Change in the fair value of convertible promissory notes	—	383
Change in the fair value of convertible promissory notes - related parties	—	2,223
Other non-cash expenses	2,253	229
Change in operating assets and liabilities:
Accounts receivable	8,623	6,672
Prepaid expenses and other assets	(1,520)	(551)
Deferred FI implementation costs	1,094	962
Accounts payable	(408)	631
Other accrued expenses	(1,836)	(2,802)
FI Share liability	(2,538)	(4,643)
Customer Incentive liability	(293)	(991)
Total adjustment	19,965	6,639
Net cash used in operating activities	$(90)	$(5,824)
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	(418)	(386)
Acquisition of patents	(2)	(16)
Capitalized software development costs	(374)	—
Net cash used in investing activities	$(794)	$(402)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of debt	—	7,500
Principal payments of debt	(26)	(24)
Proceeds from issuance of common stock	70,490	270
Equity issuance costs	(1,232)	(181)
Net cash from financing activities	$69,232	$7,565
EFFECT OF EXCHANGE RATES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	175	46
NET DECREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	68,523	1,385
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of year	21,262	22,968
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$89,785	$24,353

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2018	2017
Revenue	$32,713	$26,881
Minus:
FI Share and other third-party costs(1)	18,489	16,286
Adjusted contribution(2)	$14,224	$10,595

(1)
FI Share and other third-party costs presented above excludes non-cash equity expense included in FI Share and amortization and impairment of deferred FI implementation costs, which are detailed below in our reconciliation of GAAP net loss to non-GAAP adjusted EBITDA.

(2)
During the first quarter of 2017, adjusted contribution includes the impact of a $1.5 million accrued expense related to an expected shortfall in meeting a minimum FI Share commitment. There was no corresponding accrued expense during the first quarter of 2018.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended March 31,
	2018	2017
Net loss	$(20,055)	$(12,463)
Plus:
Interest expense, net	1,749	2,644
Depreciation and amortization expense	910	765
Stock-based compensation expense	2,900	983
Non-cash equity expense included in FI Share	2,519	—
Change in fair value of warrant liabilities	9,172	327
Change in fair value of convertible promissory notes	—	2,606
Foreign currency gain	(683)	(165)
Amortization and impairment of deferred FI implementation costs	412	391
Adjusted EBITDA(1)	$(3,076)	$(4,912)

(1)
During the first quarter of 2017, adjusted EBITDA includes the impact of a $1.5 million accrued expense related to an expected shortfall in meeting a minimum FI Share commitment. There was no corresponding accrued expense during the first quarter of 2018.

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS (UNAUDITED)
(Amounts in thousands except per share amounts)

	Three Months Ended March 31,
	2018	2017
Net loss	$(20,055)	$(12,463)
Plus:
Stock-based compensation expense	2,900	983
Non-cash equity expense included in FI Share	2,519	—
Change in fair value of warrant liabilities	9,172	327
Change in fair value of convertible promissory notes	—	2,606
Foreign currency gain	(683)	(165)
Non-GAAP net loss	$(6,147)	$(8,712)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, basic and diluted	13,093	2,645
Weighted-average preferred shares, assuming conversion	4,494	9,001
Non-GAAP weighted-average common shares outstanding, basic and diluted	17,587	11,646
Non-GAAP net loss per share attributable to common stockholders, basic and diluted	$(0.35)	$(0.75)